DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus California Tax
Exempt Money Market Fund for its six-month reporting period ended September
30, 1997. Your Fund produced an annualized yield of 2.96% and, after taking into account the effect of compounding, the annualized effective yield was 3.01%.*
THE ECONOMY
    Second quarter Gross Domestic Product (GDP) growth slowed to 3.3% from
4.9% in the first quarter, but summer and early fall statistics depict a strong U.S. economy. The index of leading economic indicators rose solidly in July, as did retail and construction spending, while industrial production rose 0.7% in August. In fact, despite the UPS strike, recent production gains have been vigorous enough to outstrip the torrid pace of capacity expansion.
Consumer confidence has also been climbing, reaching 127.6 in August and
128.6 in September, nearly equaling the 28-year high seen in June. While there were some signs of softness in September's economic statistics, most analysts view this as a pause,with the economy's fundamentals continuing to point to brisk growth ahead.
    Although economic strength has been a harbinger of higher inflation in the past, thus far the current expansion has not had a similar effect.
Consumer prices - excluding food and energy costs, which fluctuate greatly - have risen at a scant 2.2% so far this year, down from 2.6% last year.
However, a tightening labor market could foreshadow a turn toward higher prices ahead. Financial market volatility continues to reflect investor sensitivity to inflationary pressures, although the Federal Reserve Board's
Open Market Committee (FOMC) has not raised the Federal Funds rate since
March. On the positive side, the Asian currency crisis could blunt incipient
U.S. inflationary pressures by curtailing exports to the region and exporters' earnings, thereby muting any potential rise in U.S. interest rates. During the past few months, interest rates on money market securities have remained virtually unchanged, although a drop in U.S. Treasury Bill issuance has produced slightly lower yields on maturities of three and six months.
MARKET ENVIRONMENT/PORTFOLIO
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure the Fund in such a way as to take advantage of these changing conditions in an effort to enhance the Fund's return while maintaining our commitment to high quality holdings.
    In response to the changes we anticipated in both cash flow and supply conditions, we began preparations in early June for extending the average maturity for your Fund. By creating a calendar of upcoming California-exempt issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believed would be attractive holdings for your Fund. In addition, the State of California's recent note issuance provided further opportunity for your Fund to diversify and extend its average maturity. The result was a commitment to high quality
California issues that lengthened the Fund's average maturity to the 60-day-plus range. We expect to continue to purchase notes selectively in the coming months in seeking to maximize your Fund's current yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor any conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 20, 1997
New York, N.Y.
*  Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                    SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                          Amount          Value
                                                                                                       -------         ------
State of California:
  CP 3.90%, 10/6/97 (Liquidity: Bayerische Landesbank, Credit Suisse,
Landesbank Hessin-
    Thuringen, Morgan Guaranty Trust Co. and Westdeutsche Landesbank).......                      $ 10,000,000   $ 10,000,000
  Housing Finance Agency, Home Mortgage Revenue
    3.95%, Series J, 8/3/98 (Insured; FGIC).................................                         8,000,000      8,000,000
California Health Facilities Financing Authority, Revenue, VRDN:
  (Catholic Health Care)
    3.90%, Series C (Insured; MBIA and Liquidity; Morgan Guaranty Trust Co.) (a).......              5,500,000      5,500,000
  (Pooled Loan Program) 3.95%, Series A (LOC; Rabobank Nederland) (a,b).....                         5,400,000      5,400,000
California Housing Finance Agency, Single-Family Mortgage Revenue
  3.70%, 4/1/98 (LOC; Morgan Stanley and Co.) (b)...........................                         5,500,000      5,500,000
California Pollution Control Financing Authority, VRDN:
  PCR:
    Refunding (Pacific Gas and Electric):
      4%, Series C (LOC; Bank of America) (a,b).............................                         5,700,000      5,700,000
      4.10%, Series G (Guaranteed by; Pacific Gas and Electric) (a).........                         5,300,000      5,300,000
    (Wadham Energy) 4.15%, Series C (LOC; Banque Paribas) (a,b).............                         1,500,000      1,500,000
  SWDR (Shell Oil Co.-Martinez Project)
    4.05%, Series A (Guaranteed by; Shell Oil Co.) (a)......................                         5,500,000      5,500,000
California Public Capital Improvements Financing Authority, Revenue (Pooled
Project)
  3.80%, Series C, 12/15/97 (LOC; National Westminster Bank) (b)............                         3,000,000      3,000,000
California School Cash Reserve Program Authority, Revenue:
  4.75%, Series A, 7/2/98 (Insured; AMBAC)..................................                         8,000,000      8,052,007
  (Pooled Bonds) 4.50%, Series B, 12/19/97 (Insured; MBIA)..................                         5,000,000      5,009,400
California Statewide Communities Development Authority, Revenue:
  COP, VRDN (Sutter Health Obligation Group)
    3.90% (BPA; Industrial Bank of Japan and Insured; AMBAC) (a)............                         5,000,000      5,000,000
  TRAN 4.50%, Series A, 6/30/98 (Insured; FSA)..............................                         6,795,000      6,829,121
Garden Grove Housing Authority, MFHR, VRDN (Valley View-Senior Villas
Project)
  4.10%, Series A (LOC; Wells Fargo Bank) (a,b).............................                         1,200,000      1,200,000
Golden Empire Schools Financing Authority, Refunding, VRDN (Golden Empire
Project)
  4%, Series B (LOC: Canadian Imperial Bank of Commerce and
  National Westminster Bank) (a,b)..........................................                         5,400,000      5,400,000
Kern County, COP, VRDN (Kern Public Facilities Project)
  3.90%, Series B (LOC; Union Bank of Switzerland) (a,b)....................                         4,255,000      4,255,000
Kings County Housing Authority, MFHR, Refunding, VRDN (Edgewater Isle
Apartments)
  4%, Series A (LOC; First Interstate Bank of California) (a,b).............                         3,250,000      3,250,000
City of Los Angeles:
  Multi-Family Revenue, VRDN (Loans To Tender Program)
    4.10%, Series A (LOC; Federal Home Loan Banks) (a,b)....................                         3,225,000      3,225,000
  TRAN 4.50%, 6/30/98.......................................................                         14,000,000    14,065,280

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                 SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       -------         ------
Metropolitan Water District of Southern California, CP
  3.80%, Series B, 12/11/97 (LOC; Westdeutsche Landesbank) (b)..............                      $  5,000,000   $  5,000,000
City of Ontario Redevelopment Agency, Revenue, VRDN (Mission Oaks)
  4.15%, Series A (LOC; Union Bank of Switzerland) (a,b)....................                         2,000,000      2,000,000
Orange County, Sanitation District Numbers 1-3, 5-7 and 11, COP, VRDN
  3.85% (BPA; Barclays Bank and Insured; AMBAC) (a).........................                         7,700,000      7,700,000
Orange County Improvement Bond Act of 1915,
  Irvine Coast Assessment District Number 88-1, VRDN
  4% (LOC: Kredietbank and Societe Generale) (a,b)..........................                         5,457,000      5,457,000
Petaluma Community Development Commission, Multi-Family Revenue, VRDN
  (Oakmont of Petaluma) 4.20%, Series A (LOC; Banque Nationale de Paribas) (a,b)................     2,750,000      2,750,000
Riverside County Housing Authority, MFHR, VRDN (Victoria Springs Apartments
Project)
  4.10% (LOC; Bank of America) (a,b)........................................                         6,300,000      6,300,000
Sacramento County, MFHR, VRDN 4.10%, Series C (LOC; Dai-Ichi Kangyo Bank) (a,b)                      8,000,000      8,000,000
Sacramento County Housing Authority, MFHR, VRDN (Stone Creek Apartments
Project)
  4%, Series L (LOC; First Interstate Bank of California) (a,b).............                         2,400,000      2,400,000
San Diego County, TRAN
  4.375%, 9/30/97 (LOC: Canadian Imperial Bank of Commerce,
  Commerzbank and Nova Scotia Trust Co.) (b)................................                         5,000,000      5,000,000
San Diego Housing Authority, MFHR, VRDN (Nobel Court)
  3.90% (LOC; Citibank) (a,b)...............................................                         3,685,000      3,685,000
San Diego Water Authority, CP
  3.60%, Series 1, 12/11/97 (Liquidity: Bayerische Landesbank)..............                         4,000,000      4,000,000
City and County of San Francisco Redevelopment Agency, Multi-Family Revenue,
VRDN
  (Bayside Village Project)
  3.90%, Series D (LOC; Industrial Bank of Japan) (a,b).....................                         8,600,000      8,600,000
City of San Jose, MFHR, VRDN (Fox Chase) 3.85%, Series B (Insured; FGIC) (a)                         7,600,000      7,600,000
Santa Clara County Transit District, Refunding, VRDN
  4.15%, Series 85A (LOC; Sumitomo Bank) (a,b)..............................                         4,000,000      4,000,000
Simi Valley, MFHR, Refunding, VRDN (Creekside Village)
  3.65%, Series A (LOC; Bank of America) (a,b)..............................                         4,600,000      4,600,000
Southern California Public Power Authority, Transmission Project Revenue,
Refunding
  VRDN (Southern Transmission)
  3.95% (Insured; AMBAC and Liquidity; Swiss Bank Corp.) (a)................                         9,800,000      9,800,000
University of California, Board of Regents Revenues, CP
  4%, Series A, 10/8/97 (Liquidity: Bank of America, Bank of Montreal,
  Canadian Imperial Bank of Commerce, Credit Agricole and Societe Generale).                         4,500,000      4,500,000
Vista, MFHR, Refunding, VRDN 4%, Series A (LOC; Swiss Bank Corp.) (a,b).....                         2,600,000      2,600,000
                                                                                                                    _________
TOTAL INVESTMENTS (cost $205,677,808).......................................                                     $205,677,808
                                                                                                                    =========
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DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR     Pollution ControlRevenue
FGIC          Financial Guaranty Insurance Company               SWDR    Solid Waste Disposal Revenue
FSA           Financial Security Assurance                       TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
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
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         ------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)             100.0%
                                                                                                   ====
Notes to Statement of Investments:
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At September 30, 1997, 46.8% of the Fund's net assets are backed by letters of credit issued by brokerage firms, domestic banks, foreign banks and government agencies.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by
Moody's and Standard & Poor's investments, respectively.
(e) At September 30, 1997, the Fund had $69,710,000 (33.0% of net assets)
invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
SEE NOTES TO FINANCIAL STATEMENTS.
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
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                          Cost             Value
                                                                                                       --------           -------
ASSETS:                          Investments in securities-See Statement of Investments            $205,677,808      $205,677,808
                                 Cash.......................................                                            4,378,930
                                 Interest receivable........................                                            1,179,164
                                 Prepaid expenses...........................                                               38,714
                                                                                                                       __________
                                                                                                                      211,274,616
                                                                                                                       __________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            106,266
                                 Accrued expenses...........................                                               37,137
                                                                                                                       __________
                                                                                                                          143,403
                                                                                                                       __________
NET ASSETS..................................................................                                         $211,131,213
                                                                                                                       ==========
REPRESENTED BY:                  Paid-in capital............................                                         $211,320,711
                                 Accumulated net realized gain (loss) on investments                                     (189,498)
                                                                                                                       __________
NET ASSETS..................................................................                                         $211,131,213
                                                                                                                       ==========
SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)                                         211,321,775
NET ASSET VALUE, offering and redemption price per share....................                                                $1.00
                                                                                                                            =====
See notes to financial statements.
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
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income......................                                             $3,893,023
EXPENSES:                        Management fee-Note 2(a).............                        $535,357
                                 Shareholder servicing costs-Note 2(b)                         108,992
                                 Professional fees....................                          24,062
                                 Trustees' fees and expenses-Note 2(c)                          15,576
                                 Registration fees....................                          14,661
                                 Custodian fees.......................                          11,699
                                 Prospectus and shareholders' reports.                           4,887
                                 Miscellaneous........................                           3,444
                                                                                                 -----
                                     Total Expenses...................                                                718,678
                                                                                                                       ------
INVESTMENT INCOME-NET.................................................                                              3,174,345
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b).....................                                                (10,826)
                                                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                             $3,163,519
                                                                                                                       ======
SEE NOTES TO FINANCIAL STATEMENTS.

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
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                    September 30, 1997           Year Ended
                                                                                       (Unaudited)             March 31, 1997
                                                                                     ______________             ______________
OPERATIONS:
    Investment income-net.............................................               $    3,174,345             $    6,306,514
    Net realized gain (loss) on investments...........................                      (10,826)                    (4,114)
                                                                                           --------                    -------
      Net Increase (Decrease) in Net Assets Resulting from Operations.                    3,163,519                  6,302,400
                                                                                           --------                    -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                   (3,174,345)                (6,306,514)
                                                                                           --------                    -------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                  193,765,731                428,205,882
    Dividends reinvested..............................................                    1,962,794                  3,924,208
    Cost of shares redeemed...........................................                 (211,134,255)              (458,563,020)
                                                                                           --------                    -------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (15,405,730)               (26,432,930)
                                                                                           --------                    -------
          Total Increase (Decrease) in Net Assets.....................                  (15,416,556)               (26,437,044)
NET ASSETS:
    Beginning of Period...............................................                  226,547,769                252,984,813
                                                                                           --------                    -------
    End of Period.....................................................                 $211,131,213               $226,547,769
                                                                                           ========                    =======
SEE NOTES TO FINANCIAL STATEMENTS.
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
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                     Six Months Ended
                                                       September 30, 1997               Year Ended March 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                     (Unaudited)        1997        1996        1995        1994        1993
                                                     ----------         ---         ---         ---         ---        ----
    Net asset value, beginning of period..             $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ---            ---         ---         ---         ---        ----
    Investment Operations:
    Investment income-net.................              .015           .028        .030        .026        .019        .024
                                                         ---            ---         ---         ---         ---        ----
    Distributions:
    Dividends from investment income-net..             (.015)         (.028)      (.030)      (.026)      (.019)      (.024)
                                                         ---            ---         ---         ---         ---        ----
    Net asset value, end of period........             $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ===            ===         ===         ===         ===        ====
TOTAL INVESTMENT RETURN...................              2.99% *        2.80%       3.07%       2.60%       1.94%       2.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets              .67% *         .66%        .64%        .64%        .65%        .65%
    Ratio of net investment income
      to average net assets...............              2.96%*         2.77%       3.03%       2.56%       1.92%       2.34%
    Net Assets, end of period (000's omitted)       $211,131       $226,548    $252,985    $281,764    $319,627    $316,344
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $179,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $44,000 of the carryover expires in fiscal 1998, $7,000 expires in fiscal 1999, $65,000 expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged an aggregate of $68,306 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,490 during the period ended September 30, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CALIFORNIA TAX EXEMPT
MONEYMARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 WashingtonStreet
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                            357SA979
Registration Mark
[Dreyfus logo]
California
Tax Exempt
Money Market Fund
Semi-Annual Report
September 30, 1997